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                                                                  EXHIBIT 23.1






                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 8-K, into the Company's previously filed Registration Statement File No. 333-20133.



                                                     Arthur Andersen LLP




Cincinnati, Ohio
November 9, 1998